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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 April 27, 2007

                              C-BASS 2007-CB4 Trust
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

               Credit-Based Asset Servicing and Securitization LLC (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
                Delaware                      333-140436          13-3416059
      (State or Other Jurisdiction           (Commission       (I.R.S. Employer
            Of Incorporation)                File Number)    Identification No.)
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
            250 Vesey Street
        4 World Financial Center
               10th Floor
              New York, NY                                           10080
(Address of Principal Executive Offices)                          (Zip Code)
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           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.

     The Registrant registered issuances of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-140436 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $476,443,000 in aggregate principal amount, in connection with Certificates designated as: the Class A-1A, Class A-1B, Class A-1C, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, each issued on April 27, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2007, as supplemented by the Prospectus Supplement, dated April 26, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as sponsor (the "Sponsor"), Litton Loan Servicing LP, as servicer (the "Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B, Class A-1C, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class P, Class CE-1, Class CE-2, Class R and Class R-X. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $497,856,173.78 as of April 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of April 1, 2007, among the Depositor, the Trustee, the Sponsor and the Servicer.

          99.1 Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Sponsor, as seller, and the Depositor, as purchaser.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: May 14, 2007

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                                  EXHIBIT INDEX

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
Exhibit No.                         Description                         Page No.
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
    4.1       Pooling and Servicing Agreement, dated as of April 1,
              2007, among the Depositor, the Trustee, the Sponsor and the Servicer.

   99.1 Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Sponsor, as seller, and the Depositor, as purchaser.
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